SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 10, 2006

FUEGO ENTERTAINMENT, INC.
(Exact name or registrant as specified in its charter)

Nevada	20-2078925
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

19250 NW 89th Court, Miami, Florida 33018
(Address of Principal Executive Offices, Including Zip Code)

(305) 829-3777
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Fuego Entertainment to Launch New Broadcast Television Station "Citytv Puerto Rico" on August 25, 2006 under a Licensing Agreement with CHUM International

Fuego Entertainment, Inc. (OTC Bulletin Board: FUGO) today announced that it will launch a full-service television station in San Juan, Puerto Rico, through and exclusive agreement with Eastern Television Corporation.  "Citytv Puerto Rico" will replace Encuentro Vision, WRUA TV, Channel 34. Fuego Entertainment will implement the Citytv format in Puerto Rico under a licensing agreement with CHUM International.  “Citytv Puerto Rico” will deliver locally-focused programming, celebrating and reflecting the local culture of the community.

Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

Exhibit No. Description

99.1     Press Release issued by FUEGO ENTERTAINMENT, INC., dated July 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

FUEGO ENTERTAINMENT, INC.,

Date: 7/10/2006	By:	/s/ Hugo M. Cancio
Hugo M. Cancio
Title: Principal Executive Officer